Pension Plans	9 Months Ended
Dec. 31, 2011
Pension Plans
12.	Pension Plans

The Company and certain subsidiaries have contributory and non-contributory pension plans covering substantially all of their employees. Those contributory funded pension plans include defined benefit pension plans and defined contribution pension plans. Under the plans, employees are entitled to lump-sum payments at the time of termination of their employment or pension payments. Defined benefit pension plans consist of a plan of which the amounts of such payments are determined on the basis of length of service and remuneration at the time of termination and a cash balance plan.

The Company and its subsidiaries’ funding policy is to contribute annually the amounts actuarially determined. Assets of the plans are invested primarily in interest-bearing securities and marketable equity securities.

Net pension cost of the plans for the nine months ended December 31, 2010 and 2011 consists of the following:

	Three months ended	Three months ended
	Millions of yen
	Nine months ended December 31, 2010	Nine months ended December 31, 2011
Service cost	¥2,330	¥2,283
Interest cost	1,026	1,011
Expected return on plan assets	(1,525)	(1,514)
Amortization of transition obligation	(3)	42
Amortization of net actuarial loss	782	913
Amortization of prior service credit	(894)	(895)

Net periodic pension cost	¥1,716	¥1,840

Net pension cost of the plans for the three months ended December 31, 2010 and 2011 consists of the following:

	Three months ended	Three months ended
	Millions of yen
	Three months ended December 31, 2010	Three months ended December 31, 2011
Service cost	¥776	¥761
Interest cost	340	336
Expected return on plan assets	(506)	(504)
Amortization of transition obligation	(1)	14
Amortization of net actuarial loss	260	304
Amortization of prior service credit	(298)	(299)

Net periodic pension cost	¥571	¥612